Earnings per share (Table) (Details) - USD ($) $ / shares in Units, $ in Thousands	6 Months Ended
	Jun. 30, 2015	Jun. 30, 2014
Earnings per share :
Net income	$ 116,013	$ 68,050
Less: Non-vested common stock dividends declared and undistributed earnings	(477)	(194)
Income/ Loss (numerator)	$ 115,536	$ 67,856
Weighted-average number of outstanding shares (denominator)	134,927,763	131,837,490
Basic and diluted EPS Income attributable to common stockholders	$ 0.86	$ 0.51